EXHIBIT 10.19

ASTORIA FINANCIAL CORPORATION
2005 RE-DESIGNATED, AMENDED AND RESTATED STOCK INCENTIVE PLAN FOR OFFICERS AND
EMPLOYEES
RESTRICTED STOCK AWARD NOTICE

«First_Name» «Middle» «Last_Name»		«Social Security»

Name of Award Recipient		Social Security Number

«Street_1» «Street_2»

Street Address

«City»		«State»	«Zip»

City		State	Zip Code

This Restricted Stock Award Notice (“Award Notice”) is intended to set forth the terms and conditions on which a Restricted Stock Award has been granted under the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees for Astoria Financial Corporation (“the Plan”). Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Exhibit A are its general terms and conditions.

Restricted Stock Award	(A)	(B)	(C)	(D)	(E)

Grant Date	December 20, 2006	XXX	XXX	XXX	XXX

Class of Shares*	Common	Common	Common	Common	Common

No. of Awarded Shares*	«Restricted_ Stock_ Shares»	XXX	XXX	XXX	XXX

Type of Award (Escrow or Legended Certificate)	Legended Certificate	XXX	XXX	XXX	XXX

Vesting Date*	January 9, 2012	XXX	XXX	XXX	XXX

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, Astoria Financial Corporation (the “Company”) grants this Restricted Stock Award upon the specified terms and conditions, and the Restricted Stock Award Recipient acknowledges receipt of this Restricted Stock Award Notice, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein

Astoria Financial Corporation		Award Recipient

By

	Name: George L. Engelke, Jr.	Print Name: «First_Name» «Middle» «Last_Name»

Title: Chairman, President and Chief Executive Officer

Instructions: This page should be completed by or on behalf of the Executive Compensation Committee. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of shares granted with uniform terms and conditions. Where shares granted under a Restricted Stock Award are awarded on the same date with varying terms and conditions (for example, varying vesting dates), the awards should be recorded as a series of grants each with its own uniform terms and conditions.

EXHIBIT A

ASTORIA FINANCIAL CORPORATION
2005 RE-DESIGNATED, AMENDED AND RESTATED STOCK INCENTIVE PLAN FOR OFFICERS
AND EMPLOYEES
RESTRICTED STOCK AWARD NOTICE

General Terms and Conditions

          Section 1.        General Terms.

                    (a)           Size and Type of Award. The shares of Common Stock of Astoria Financial Corporation (“Shares”) covered by this Award (“Awarded Shares”) are listed on the Restricted Stock Award Notice (“Award Notice”). The Award Notice designates the Awarded Shares as a “Legended Certificate”.

                    (b)           Legended Certificate. A “Legended Certificate” is a stock certificate evidencing the Awarded Shares that will be issued in your name that is either delivered to you or held in escrow by the Committee or its designee (“Plan Trustee”). The stock certificate will bear a legend indicating that it is or shall be held in escrow subject to all of the terms and conditions of this Award Notice and the Astoria Financial Corporation’s 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees (“Plan”).

          Section 2.       Vesting.

                    (a)          Vesting Dates. The Vesting Dates for your Awarded Shares are specified on the Award Notice. On each Vesting Date, you will obtain unrestricted ownership of the Awarded Shares that vest on that Vesting Date. A stock certificate evidencing unrestricted ownership will be transferred to you. In the event that there is no date specified in this Award Notice, the Vesting Date shall be the ninth day of January coincident with or following the third (3rd) anniversary of the Grant Date.

                    (b)          Vesting Conditions. There are conditions you must satisfy before your Restricted Stock Award will vest. If you receive your Restricted Stock Award for services as an officer or employee, you must, except as otherwise provided herein, remain in continuous service from the Effective Date shown on the Restricted Stock Award Notice through the relevant Vesting Date.

                    (c)           Forfeitures. If you terminate service with the Company prior to a Vesting Date for any reason other than death, Disability or Retirement, you will forfeit any Awarded Shares that are scheduled to vest on that date. When you forfeit Awarded Shares, all of your interest in the Awarded Shares will be canceled and any stock certificate or other evidence of ownership must be returned to the Plan Trustee to be used for future awards to others. You agree to take any action and execute and deliver any document that the Company requests to effect the return of your unvested Awarded Shares. In the event you do not cooperate with the Company in this regard, you hereby appoint and designate the Company as your attorney-in-fact for the purpose of taking any action and signing any document, in your name, which the Company determines is necessary to enforce the forfeiture.

                     (d)           Accelerated Vesting. Your Awarded Shares that have not previously vested will become fully vested immediately, and without any further action on your part, in the event of your death or Disability (as defined in the Plan) before your termination of service with the Company or Retirement from the Company. In addition, in the event a Change of Control (as defined in the Plan) occurs before you terminate service with the Company, then any Awarded Shares not theretofore forfeited shall become immediately vested on the date of the Change of Control. You may designate a Beneficiary to receive any Awarded Shares that vest upon your death using the Beneficiary Designation attached as Appendix A.

                     (e)           Definition of Service; Retirement. For purposes of determining the vesting of your Awarded Shares, you will be deemed to be in the service of the Company for so long as you serve in any capacity as an employee, officer, non-employee director or consultant of the Company or Astoria Financial Corporation and your termination of Service will be a Retirement if it occurs at or after the date when you attain age 65 and complete 5 years of Service.

          Section 3.          Dividends. Any dividends declared by the Company with a record date that is after the Grant Date specified in the Award Notice will be paid in the same manner as for other shareholders.

          Section 4.          Voting Right. You will have the right to direct the voting rights appurtenant to the Awarded Shares.

          Section 5.          Taxes. Where any person is entitled to receive Shares pursuant to the Restricted Stock Award granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

          Section 6.          Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                     (a)           If the Company:

                                    Astoria Financial Corporation
                                    One Astoria Federal Plaza
                                    Lake Success, New York 11042

                                    Attention: Corporate Secretary

                     (b)          If to the Recipient, to the Recipient’s address as shown in the Company’s records.

          Section 7.         Restrictions on Transfer. The Restricted Stock Award granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Recipient other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan. To name a Beneficiary, complete the attached Appendix A and file it with the Corporate Secretary of Astoria Financial Corporation

          Section 8.           Successors and Assigns. This Award Notice shall inure to the benefit of and shall be binding upon the Company and the Recipient and their respective heirs, successors and assigns.

          Section 9.           Construction of Language. Whenever appropriate in the Award Notice, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Award Notice, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

          Section 10.          Governing Law. This Award Notice shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law. The federal and state courts having jurisdiction in the Counties of Nassau, New York or Suffolk, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Award Notice, the Recipient, and any other person claiming any rights under the Award Notice, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

          Section 11.          Amendment. This Award Notice may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written Award Notice between the Company and the Recipient.

          Section 12.          Plan Provisions Control. This Award Notice and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the mandatory provisions of the Plan and the provisions of this Award Notice, the terms of the Plan, which are incorporated herein by reference, shall control. In the event of any conflict between a provision of the Plan which permits the Committee to deviate from its terms and a provision of this Award Notice, the provision of this Award shall control. By signing this Award Notice, the Recipient acknowledges receipt of a copy of the Plan. The Recipient acknowledges that he or she may not and will not rely on any statement of account or other communication or document issued in connection with the Plan other than the Plan, this Award Notice, and any document signed by an authorized representative of the Company that is designated as an amendment of the Plan or this Award Notice.

APPENDIX A TO RESTRICTED STOCK AWARD NOTICE
ASTORIA FINANCIAL CORPORATION
2005 RE-DESIGNATED, AMENDED AND RESTATED STOCK INCENTIVE PLAN FOR OFFICERS AND
EMPLOYEES
Beneficiary Designation Form - Restricted Stock

GENERAL INFORMATION	Use this form to designate the Beneficiary(ies) who may receive Restricted Stock Awards that become vested at your death.

Name of Person
Making Designation	Social Security Number ______ _____ _______

BENEFICIARY DESIGNATION

Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A. PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:

Name	Address	Relationship	Birthdate	Share
%

%

%

Total =100%

B. CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding Options:

Name	Address	Relationship	Birthdate	Share
%

%

%

Total =100%

S	H

I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of Astoria Financial Corporation prior to my death, and that it is subject to all of the terms and conditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Restricted Stock Awards

I	E

G	R

N	E
		Your Signature	Date

---------------------------------------------------- Internal Use Only --------------------------------------------

This Beneficiary Designation was received by the Corporate Secretary of Astoria Financial Corporation on the date indicated.			Comments
By
	Authorized Signature	Date